SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                          FORM 8 KSB

                        CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

                       December 9, 1997
                       (Date of Report)

                     CNH Holdings Company
     (Exact name of registrant as specified in its charter)

                             Nevada
         (State or other jurisdiction of incorporation)

       0 17304                           11    2867201
(Commission File Number)     (IRS Employer Identification Number)

       1999 Broadway, Ste. 3235, Denver, Colorado 80202
  (Address of principal executive offices including zip code)

                        (303) 292 2992
       (Registrant's telephone number including area code)

                         Not Applicable
    (Former name or former address, if changed since last report)

Item 1.  Change in Control of Registrant.

On   December 9, 1997, CNH Holdings Company, a Nevada corporation
(the Company), entered into a reorganization Agreement (the Reorganization Agreement) with GNC Corporation, a Nevada corporation
(GNC) and the sole shareholder of GNC, that being DRC, Inc., a Nevada corporation (DRC), pursuant to which the Company acquired all of the outstanding proprietary interest of GNC in a share for share exchange which resulted in GNC becoming a wholly owned subsidiary of the Company and DRC acquiring control of the Company through its share ownership. DRC now owns 2,500,000 shares of the common shares of the Company. Pursuant to the Reorganization Agreement, the Company appointed Mr. Gerald Cuomo as President.

GNC owns and operates a restaurant and bar in Las Vegas, Nevada, known as Tune Town, which also has approximately fifteen slot machines.

Item 2.  Acquisition or Disposition of Assets:  See Item 1, above.

Item 3.  Bankruptcy or Receivership:  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant:  Not
Applicable.

Item. 5.  Other Events:  None.

Item 6.  Resignation of Registrant's Directors:  Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits:  Not Applicable.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH HOLDINGS COMPANY
(Registrant)

By: /s/ Paul M. Lionti
       Paul M. Lionti, Chief Executive Officer

Date: December 10, 1997


                             EXHIBITS

Exhibit 1.  Plan and Agreement of Reorganization


                     AGREEMENT OF PURCHASE

This plan and agreement of purchase (Plan) has been adopted as a reorganization under Section 368(b) of the Internal Revenue Code and has been entered into in Denver, Colorado, this 9th day of December, 1997 (Closing Date), between CNH Holdings, Inc., a Nevada corporation sometimes referred to in this Agreement as the Purchaser, DRC, Inc., a Nevada corporation sometimes referred to in this Agreement as the hareholder and GNC Corporation, a Nevada corporation sometimes referred to in this Agreement as the Acquired Corporation.

The Purchaser hereby acquires from the Shareholder all of issued and outstanding capital stock of the Acquired Corporation in exchange solely for shares of voting stock of the Purchaser. Under this Plan, the Acquired Corporation has become a wholly owned subsidiary of CNH.

                            ARTICLE I
                EXCHANGE OF VOTING CAPITAL STOCK

1.01. Transfer and Delivery of GNC Shares. Shareholder hereby transfers and delivers to Purchaser certificates evidencing all of the issued and outstanding capital stock of GNC duly endorsed in blank so as to result in transfer upon delivery.

1.02. Issuance and Delivery of CNH Shares. In exchange for the transfer by Shareholder to Purchaser of all of the issued and outstanding Acquired Corporation capital shares hereunder, Purchaser has (i) issued and delivered to Shareholder 2,500,000 restricted common shares of CNH (the Stock), (ii) covenanted to invest $100,000 into the business of GNC within 20 days after the Closing Date and
(iii) appointed Mr. Gerald Cuomo as President of CNH.

                           ARTICLE II
       REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER AND GNC

2.01. Organization and Standing. GNC is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with corporate powers to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of GNC delivered to Purchaser herewith are complete and accurate as of the Closing Date. GNC is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located or is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

2.02. Balance Sheet. A balance sheet dated as of November 30, 1997 (Balance Sheet), has been delivered on the Closing Date. The Purchaser and GNC will cause the delivery of financial statements
(i) audited in accordance with Generally Accepted Auditing Standards, (ii) prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis and fairly presenting the financial position of GNC and (iii) complying with Regulation S X and Form 8 KSB within 75 days after the Closing Date.

2.03. Capitalization. GNC has an authorized capitalization consisting of 1,000,000 shares, and as of the Closing Date, 25,000 shares are issued and outstanding, all of which are fully paid and non assessable. There are no outstanding subscriptions, options, contracts, commitments or demands relating to the authorized but unissued capital stock of GNC or any other agreements of any character under which GNC would be obligated to issue or purchase shares of its capital stock.

2.04. Title to Assets. The Acquired Corporation has good and marketable title to all of its assets, all as set forth in the Balance Sheet, none of which are subject to any mortgage, pledge, lien, charge, security interest, encumbrance or restriction whatsoever except those that: (a) are disclosed on the Balance Sheet and/or the footnotes thereto or (b) do not materially and adversely affect the use of the asset. Further, the assets of GNC are in good condition and repair, except for reasonable wear and tear.

2.05. Schedule of Assets. The Acquired Corporation will forthwith deliver to Purchaser a separate schedule of assets, specifically referring to this paragraph, containing, as of the Closing Date, a true and complete: (a) legal description of all real property owned by GNC and any real property in which GNC has a leasehold interest,
(b) aged list of accounts receivable, (c) list of all capitalized machinery, tools, equipment and rolling stock of GNC that sets forth any liens, claims, encumbrances, charges, restrictions, covenants and conditions concerning the listed items, (d) list of all machinery, tools, equipment and rolling stock in which GNC has a leasehold interest, with a description of each interest, (e) list of all patents, patent licenses, trademarks, trademark registrations, trade names, copyrights and copyright registrations owned by GNC,
(f) list of all fire and other casualty and liability policies of GNC in effect at the time of delivery of such schedule, and (g) all proprietary software products, including source codes.

2.06. Liabilities. Except as set forth in the Balance Sheet, GNC presently has no outstanding indebtedness other than liabilities incurred in the ordinary course of business or in connection with the Plan. GNC is not in default with respect to any terms or conditions of any indebtedness. Further, GNC has not made any assignment for the benefit of creditors, nor has any involuntary or voluntary petition in bankruptcy been filed by or against GNC.

2.07. Litigation. GNC is not a party to, nor has it been threatened with, any litigation or governmental proceeding that, if decided adversely to it, would have a material and adverse effect on the Plan, or on the financial condition, net worth, prospects or business of GNC. To the best of the Acquired Corporation's knowledge, it is not aware of any facts that might result in any action, suit or other proceeding that would result in any material and adverse change in the business or financial condition of GNC.

2.08. Compliance with Law and Instruments. The business and operations of GNC are not infringing on or otherwise acting adversely to any copyrights, trademark rights, patent rights or licenses owned by any other person, and there is not any pending claim or threatened action with respect to such rights. GNC is not obligated to make any payments in the form of royalties, fees or otherwise to any owner of any patent, trademark, trade name or copyright.

2.09. Contractual Obligations. GNC is not a party to or bound by any written or oral: (a) contract not made in the ordinary course of business, (b) contract with any labor union other than in the ordinary course of business, (c) bonus, pension, profit sharing, retirement, stock option, hospitalization, group insurance or similar plan providing employee benefits other than in the ordinary course of business, (d) any real or personal property lease other than in the ordinary course of business, (e) advertising contract or contract for public relations services other than in the ordinary course of business, (f) purchase, supply or service contracts in excess of $10,000 each or in the aggregate of $100,000 for all such contracts other than in the ordinary course of business, (g) deed of trust, mortgage, conditional sales contract, security agreement, pledge agreement, trust receipt or any other agreement subjecting any of the assets or properties of GNC to a lien, encumbrance or other restriction other than in the ordinary course of business, (h) term contract continuing for a period of more than one year that is not terminable at will without liability to GNC or its successors other than in the ordinary course of business, or (i) a contract that contains a predetermination of price or similar type of provision, or which provides for a fixed price for goods or services sold. GNC has performed all obligations required to be performed by it to the Closing Date and is not in material default under any of the contracts, leases or other arrangements by which it is bound. None of the parties with whom GNC has contractual arrangements are in default of their obligations.

2.10. Changes in Compensation. Since the date of the Balance sheet, GNC has not granted any general pay increase to employees or changed the rate of compensation, commission or bonus payable to any officer, employee, director, agent or stockholder other than in the normal course of business.

2.11. Records. All of the account books, minute books, stock certificate books and stock transfer ledgers of GNC are complete and accurate.

2.12. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of CNH in accordance with its terms. No provision of the articles of incorporation, bylaws, minutes, share certificates or contracts prevents CNH from delivering its shares of common stock in the manner contemplated under the Plan.

2.13.  Taxes.   GNC has filed all income tax returns and, in each
jurisdiction where qualified or incorporated, all income tax and franchise tax returns that are required to be filed. GNC has paid all taxes as shown on the returns as have become due, and has paid all assessments received that have become due.

2.14.  Brokers.  All negotiations on the part of Acquired
Corporation and Shareholder related to the Plan have been accomplished solely by Acquired Corporation and Stockholder without the assistance of any person employed as a broker or finder.
Acquired Corporation and Shareholder have done nothing to give rise to any valid claims for a broker's commission, finder's fee or any similar charge.

2.15. Full Disclosure. As of the Closing Date, GNC and Shareholder have disclosed all events, conditions and facts materially affecting the business and prospects of GNC. Shareholder and GNC have not withed knowledge of any event, condition or fact that they have reasonable grounds to know may materially affect the business and prospects of GNC. None of the representations and warranties made by Shareholder or GNC in this Agreement or in any other instrument furnished to Purchaser contains any untrue statement of a material fact, or fails to state a material fact.

                            ARTICLE III
          REPRESENTATIONS AND WARRANTIES OF PURCHASER

3.01. Organization and Standing. CNH is a corporation duly organized, validly existing and in good standing under the laws of Nevada, with corporate powers to own property and carry on its business as it is now being conducted. Copies of the articles of incorporation of CNH delivered to Shareholder and GNC herewith are complete and accurate as of the Closing Date. CNH is qualified to transact business as a foreign corporation and is in good standing in all jurisdictions in which its principal properties are located or is not required to be qualified as a foreign corporation to transact business in any other jurisdiction.

3.02.  Subsidiaries.  CNH has no subsidiaries.

3.03. Capitalization. CNH has an authorized capitalization consisting of 10,000,000 common shares, $.001 par value per share, and 1,000,000 preferred shares, $.01 par value per share. As of the Closing Date, 3,450,000 common and no preferred shares are issued and outstanding, all of which issued and outstanding shares are fully paid and non assessable.

3.04. Due Delivery. The common CNH shares issued to Shareholder under the Plan, i.e., the Stock, have been validly authorized and issued and are fully paid and non assessable. No CNH shareholder has any preemptive right of subscription or purchase with respect to these shares.

3.05. Authority. The execution and performance of this Agreement have been duly authorized by all requisite corporate action. This Agreement constitutes a valid and binding obligation of CNH in accordance with its terms. No provision of the articles of incorporation, bylaws, minutes, share certificates or contracts prevents CNH from delivering its shares of common stock in the manner contemplated under the Plan.

3.06. Brokers. All negotiations on the part of CNH related to the Plan have been accomplished solely by CNH without the assistance of any person employed as a broker or finder. CNH has done nothing to give rise to any valid claims for a broker's commission, finder's fee or any similar charge.

3.07. Full Disclosure. As of the Closing Date, CNH has disclosed all events, conditions and facts materially affecting the business and prospects of CNH, and CNH has not withed knowledge of any event, condition or fact that it has reasonable grounds to know may materially affect the business and prospects of CNH. None of the representations and warranties made by CNH in this Agreement or in any other instrument furnished to Shareholder or GNC contains any untrue statement of a material fact, or fails to state a material fact.

                           ARTICLE IV
            SURVIVAL OF WARRANTIES AND WARRANTIES

4.01. Nature and Survival of Representations and Warranties. All statements of fact contained in this Agreement or in any memorandum, certificate, letter, document or other instrument delivered by or on behalf of any of the parties hereto to any other party pursuant to this Agreement shall be deemed representations and warranties made by the delivering party to the other parties under this Agreement. The covenants, representations and warranties of the parties shall survive the Closing Date for a period of one year, and then they shall lapse and be of no further effect.

4.02. Expenses. The parties to this Agreement shall pay their own expenses incurred hereunder and in regards of the transactions contemplated hereby, including, but not limited to, all fees and expenses of their respective counsel and accountants.

                           ARTICLE V
                 COMPLIANCE WITH SECURITIES LAWS

5.01. Acknowledgments of the Shareholder. The Shareholder acknowledges, understands and agrees that: (a) The certificate representing the Stock will bear a legend restricting transfer in accordance with the exemption from registration under the Securities Act of 1933, as amended. (b) The Stock has not been registered under the Securities Act of 1933, as amended, or any applicable state law (collectively, the Securities Act); further, the Stock may not be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Securities Act; and, further, the legal consequences of the foregoing mean that the Shareholder must bear the economic risk of the investment in the Stock for the requisite period of time. (c) No federal or state agency has made any finding or determination as to the fairness of an investment in CNH, or any recommendation or endorsement of this investment.

5.02. Further Representations and Warranties of Shareholder. Shareholder hereby represents and warrants to CNH as follows: (a)
I have the financial ability to bear the economic risks of my investment, have adequate means of providing for my current needs and personal contingencies, and have no need for liquidity in this investment; and, further, I have evaluated the high risks of investing in CNH and have such knowledge and experience in financial and business matters in general and in particular with respect to this type of investment that I am capable of evaluating the merits and risks of any investment in the Stock. (b) I have been given the opportunity to ask questions of and receive answers from CNH concerning the terms and conditions of this investment, and to obtain additional information necessary to verify the accuracy of the information I desired in order to evaluate my investment, and in evaluating the suitability of this investment I have not relied upon any representations or other information (whether oral or written), other than that furnished to me by CNH or its representatives; further, I have had the opportunity to discuss with my professional, legal, tax and financial advisers the suitability of an investment in the Stock for my particular tax and financial situation; and, further, in making the decision to purchase the Stock, I have relied solely upon independent investigations made by me or on my behalf.
(c) I am acquiring the Stock solely for my own personal account, for investment purposes only, and am not purchasing with a view to, or for, the resale, distribution, subdivision or fractionalization thereof.

                          ARTICLE VI
                         MISCELLANEOUS

6.01. Amendments. This Agreement may be amended or modified at any time and in any manner only by an instrument in writing executed by the Presidents of DRC, GNC and CNH.

6.02. Waiver. Either DRC, GNC or CNH may, in writing, (a) extend the time for performance of any of the obligations of any other party to this Agreement, (b) waive any inaccuracies or misrepresentations contained in this Agreement or any document delivered pursuant to this Agreement by any other party and/or (c) waive compliance with any of the covenants, or performance of any obligations, contained in this Agreement by any other party.

6.03. Assignment. (a) Neither this Agreement nor any right created hereby shall be assignable by any party without the prior written consent of the other parties, except by the laws of succession. (b) Except as limited by subparagraph (a), this Agreement shall be binding on and inure to the benefit of the respective successors and assigns of the parties. (c) Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties and their permitted successors, any rights or remedies under this Agreement.

6.04. Notices. Any notice or other communication required or permitted by this Agreement must be in writing and shall be deemed to be properly given when delivered in person to an officer of the other party, when deposited in the U.S. mails for transmittal by certified or registered mail, postage prepaid, or when deposited with a public telegraph company for transmittal, charges prepaid, provided that the communication is addressed as follows: (a) in case of DRC or GNC: 4600 S. Ulster, Ste. 240, Denver, CO 80287; and (b) in case of CNH: 1999 Broadway, Ste. 3235, Denver, CO 80202.

6.05. Headings. Paragraph and other headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

6.06. Entire Agreement. This Agreement contains the entire agreement between the parties relating to the subject matter hereof. It may be executed in any number of counterparts, but the aggregate of such counterparts constitute only one and the same instrument.

6.07. Partial Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if it never contained any such invalid, illegal or unenforceable provisions.

6.08. Controlling Law. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Nevada.

6.09. Attorney's Fees. If any action at law or in equity, including any action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees from the other party. The attorney's fees may be ordered by the court in the trial of any action described in this paragraph or may be enforced in a separate action brought for determining attorney's fees.

6.10. Specific Performance. The parties declare that it is impossible to measure in money the damages that will accrue to a party or its successors as a result of any other parties' failure to perform any of the obligations under this Agreement. Therefore, if a party or its successor institutes any action or proceeding to enforce the provisions of this Agreement, any party opposing such action or proceeding agrees that specific performance may be sought and obtained for any breach of this Agreement.

Purchaser: CNH Holdings, Inc.:
By: /s/
       Authorized Representative
Acquired Corporation: GNC Corporation:
By: /s/
       President
Shareholder, DRC, Inc.:
By: /s/
       President